NEITHER THIS WARRANT NOR THE SHARES OF
                       COMMON STOCK ISSUABLE UPON EXERCISE
          HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR QUALIFICATION OR AN EXEMPTION
                         THEREFROM UNDER APPLICABLE LAW.

                          COMMON STOCK PURCHASE WARRANT
                          Void after November 30, 2001

                                               Warrant to Purchase 16,875 Shares
                                                 of Common Stock, $.01 par value
                                                      of Penn Octane Corporation

                         PENN OCTANE CORPORATION (POCC)

This  is  to  Certify  That,  FOR  VALUE  RECEIVED,

                               James F. Meara, Jr.

or registered assign(s) (herein referred to as the "Holder") is entitled to purchase, subject to the provisions hereof, from PENN OCTANE CORPORATION, a Delaware corporation (the "Company"), but not later than 5:00 p.m., California time, on November 30, 2001 (or, if such date is not a Business Day in Redwood City, California, then on the next succeeding day which shall be a Business
Day), 11,250 shares of Common Stock, $.01 par value, of the Company (the "Common Stock") at an exercise price of $1.75 per share, subject to adjustment as to number of shares and purchase price as set forth in Section 6 below. The exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price". For purposes of this Warrant, a "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, or in Redwood City, California, are authorized by law or regulation to close.

The shares of Common Stock issuable upon exercise of the Warrants are sometimes herein called the "Warrant Stock."

     1.  Exercise of Warrant.  This Warrant may be exercised in whole or in part
         -------------------
at any time and from time to time by presentation and surrender hereof to the Company at its principal office with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price in immediately available funds for the number of shares specified in such form. If this Warrant is exercised in part only, the Company shall, upon surrender of this

Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office of the Company, in proper form for exercise, accompanied by payment of the Exercise Price, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof (with the exception of any federal or state income taxes applicable thereto), all such taxes to be paid by the Company, it being understood however that the Holder shall be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder. The Company will at no time close its transfer books against the transfer of this Warrant or the issuance of any shares of Common Stock issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

     2. Reservation of Shares;  Stock Fully Paid. The Company agrees that at all
        ----------------------------------------
times there shall be authorized and reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant. All shares which may be issued upon exercise hereof will, upon issuance, and receipt of payment therefor, be duly authorized, validly issued, fully paid and non-assessable.

     3. Fractional Shares.  This Warrant shall not be exercisable in such manner
        -----------------
as to require the issuance of fractional shares. If, as a result of adjustment in the Exercise Price or the number of shares of Common Stock to be received upon exercise of this Warrant, fractional shares would be issuable, no such fractional shares shall be issued. In lieu thereof, the Company shall pay the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of a share of Common Stock. The term "Fair Market Value" shall mean, as of a particular date, the market price on such date.

          For purposes of this Warrant, the market price on any day shall be the last sale price on such day on the NASDAQ Stock Market, or, if the Common Stock is not then listed or admitted to trading on the NASDAQ Stock Market, on such other principal stock exchange on which such stock is then listed or admitted to trading, or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or, if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the reported closing bid and asked prices on such day in the over-the-counter market as quoted on the National Association of Securities Dealers Automated Quotation System or, if not so quoted, then as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company. If there shall be no meaningful over-the-counter market, then Fair Market Value shall be such amount, not less than book value, as may be determined by the Board of Directors of the Company.

     4. Exchange or Assignment of Warrant.  This Warrant is exchangeable without
        ---------------------------------
expense (other than applicable transfer taxes) at the option of the Holder, upon presentation and surrender hereof to the Company for any other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section 12 below and any restriction on transfer applicable hereto pursuant to the securities laws of the United States or any State, upon surrender of this Warrant to the Company with an assignment form duly executed, and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the

Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged, and the term "Holder" as used herein includes any holder of any Warrant into which this Warrant may be divided or for which this Warrant may be exchanged.

     5.  Rights of the  Holder.  The Holder  shall  not,  by virtue  hereof,  be
         ---------------------
entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     6.  Adjustment of Exercise Price and Number of Shares.  The number and kind
         -------------------------------------------------
of securities purchasable upon the exercise or exchange of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     (a)     Adjustment  for  Change in Capital Stock.  If at any time after the
             ----------------------------------------
date  hereof,  the  Company:

          (A) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

          (B) subdivides its outstanding shares of Common Stock into a greater number of shares;

          (C) combines its outstanding shares of Common Stock into a smaller number of shares;

          (D) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

          (E) issues by reclassification of its Common Stock any shares of its capital stock;

then the number and kind of securities purchasable upon exercise or exchange of this Warrant and the Exercise Price in effect immediately prior to such action shall each be adjusted so that the Holder may receive upon exercise or exchange of this Warrant and payment of the same aggregate consideration, the number of shares of capital stock of the Company which the Holder would have owned immediately following such action if the Holder had exercised or exchanged the Warrant immediately prior to such action.

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

     (b)     Adjustment  for Other Distributions.  If at any time after the date
             -----------------------------------
hereof, the Company distributes to all holders of its Common Stock any of its assets or debt securities, the Exercise Price following the record date shall be adjusted in accordance with the following formula:

                    E'=E  x  M-F
                             ---
                              M

where:    E'  =  the  adjusted  Exercise  Price.

              E  =  the  Exercise  Price  immediately prior to the adjustment.

              M  =  the  current  market  price  (as defined in (e) below) per share of Common Stock on the record date of the distribution.

              F  =  the  aggregate  fair  market  value  (as  conclusively determined by the Board of Directors of the Company) on the record date of the assets or debt securities to be distributed divided by the number of outstanding shares of Common Stock.

     The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution. In the event that such distribution is not actually made, the Exercise Price shall again be adjusted to the Exercise Price as determined without giving effect to the calculation provided hereby. In no event shall the Exercise Price be adjusted to an amount less than zero.

     This subsection does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company and paid in the ordinary course of business.

     (c)     Deferral  of  Issuance  or  Payment.  In any case in which an event
             -----------------------------------
covered by this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Company may elect to defer making such adjustment until the occurrence of such event. If the Company so defers making any such adjustment and if this Warrant is exercised after such record date but before the occurrence of such event, the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise, had such adjustment been made as of the record date, over and above the shares of Common Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price as unadjusted, shall be issued promptly upon the occurrence of such event and the Company shall pay to the Holder by check any amount in lieu of the issuance of fractional shares pursuant to Section 3.

     (d)     When  No  Adjustment  Required.  No  adjustment  need be made for a
             ------------------------------
change  in  the  par  value  or  no  par  value  of  the  Common  Stock.

     (e)     Statement  of  Adjustments.  Whenever the Exercise Price and number
             --------------------------
of shares of Common Stock purchasable hereunder is required to be adjusted as provided herein, the Company shall promptly prepare a certificate signed by its President or any Vice President and its Treasurer or Assistant Treasurer, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description hereunder), and the Exercise Price and number of shares of Common Stock purchasable hereunder after giving effect to such adjustment, and shall promptly cause copies of such certificates to be mailed to the Holder.

     (f)     No  Adjustment  Upon Exercise of Warrants.  No adjustments shall be
             -----------------------------------------
made under any Section herein in connection with the issuance of Warrant Stock upon exercise or exchange of the Warrants.

     (g)     No  Adjustment  for Small Amounts.  Anything herein to the contrary
             ---------------------------------
notwithstanding, no adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than $.05 per share, but in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to $.05 per share or more.

     (h)     Common  Stock  Defined.  Subject  to  the  provisions  of Section 7
             ----------------------
hereof, shares issuable upon exercise or exchange hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof or as a result of any corporate reorganization as provided for in Section 7 hereof.

     7. Reclassification,  Reorganization, Consolidation or Merger. In the event
        ----------------------------------------------------------
of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise or exchange of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise or exchange of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 7 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or classification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of subsection (a) of Section 6.

     8. Notice to Warrant Holders. So long as this Warrant shall be outstanding,
        -------------------------
(i) if the Company shall pay any dividend or make any distribution upon its Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock or securities of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company, or voluntary or involuntary dissolution or liquidation of the Company shall be effected, then, in any such case, the Company shall cause to be mailed to the Holder, at least thirty (30) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution or liquidation is to take place and the date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution or liquidation.

     9. Certain Obligations of the Company.  The Company agrees that it will not
        ----------------------------------
increase the par value of the shares of Warrant Stock issuable upon exercise of this Warrant above the prevailing and currently applicable Exercise Price hereunder, and that before taking any action that would cause an adjustment reducing the prevailing and current applicable Exercise Price hereunder below the then par value of the Warrant Stock at the time issuable upon exercise of this Warrant, the Company will take such corporate action, as in the opinion of its counsel, may be necessary in order that the Company may validly issue fully paid, nonassessable shares of such Warrant Stock. The Company will maintain an office or agency (which shall initially be the Company's principal office in Redwood City, California) where presentations and demands to or upon the Company in respect of this Warrant may be made and will give notice in writing to the registered holders of the then outstanding Warrants, at their addresses as shown on the books of the Company, of each change of location thereof.

     10. Repurchase Right. Notwithstanding any other provisions of this Warrant,
         ----------------
the Company may, in the event that the average trading price of the Company's Common Stock, as reported on the NASDAQ SmallCap Market or such other exchange on which the Company's Common Stock may then be quoted, exceeds $10.00 for a period of twenty (20) consecutive trading days, upon not less than thirty (30) days' notice in writing to the Holder, repurchase all or any portion of this Warrant at a purchase price equal to $.10 per share of Common Stock covered hereby, such purchase price to be proportionally adjusted each time the Exercise Price is adjusted pursuant to Section 6 hereof. During such thirty (30) day period, the Holder may exercise such Warrants or a portion thereof in accordance with the terms hereof. The closing on such repurchase shall occur on the date and at the time set forth in such notice at the office of the Company in Redwood City, California or at such other place as shall be agreed upon by the Company and the Holder. At the Closing, the Company shall deliver to the Holder an amount equal to the purchase price in immediately available funds and the Holder will deliver this Warrant to the Company for cancellation. To the extent any repurchase hereunder is of less than all of the rights represented by this Warrant, the Company will deliver to the Holder a new Warrant covering the rights not so purchased.

     11. Determination by Board of Directors. All determinations by the Board of
         -----------------------------------
Directors of the Company under the provisions of this Warrant will be made in good faith with due regard to the interest of the Holder and in accordance with sound financial practices.

     12. Notice. All notices to the Holder shall be in writing,  and all notices
         ------
and certificates given to the Holder shall be sent registered or certified mail, return receipt requested, to such Holder at his address appearing on the records of the Company.

     13.  Replacement of Lost,  Stolen,  Destroyed or Mutilated  Warrants.  Upon
          ---------------------------------------------------------------
receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of any indemnity bond in such reasonable amount as the Company may determine in the case of any such mutilation, upon the surrender of such Warrant for cancellation, the Company at its expense, will execute and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor.

     14.  Number and Gender.  Whenever the singular  number is used herein,  the
          -----------------
same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

     15.  Applicable  Law.  This Warrant  shall be governed by, and construed in
          ---------------
accordance with, the laws of the State of New York, without regard to its conflict of laws principles.


                                   PENN  OCTANE  CORPORATION


                                   By:
                                      -----------------------
                                   Name:  Jerome  B.  Richter
                                   Title:  Chairman,  President  and
                                   Chief  Executive  Officer

Dated:  December  1,  1998

                                  PURCHASE FORM
                                  -------------


                                                         Dated __________ , ____


          The undersigned hereby irrevocably elects to exercise the within Warrant to purchase ________ shares of Common Stock and hereby makes payment of $____________ in payment of the exercise price thereof.



                                   Signature______________________________